UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 30, 2016

F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA		98119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (206) 272-5555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2016, Karl Triebes notified F5 Networks, Inc. (the “Company”) that he is resigning as Executive Vice President of Product Development and Chief Technical Officer of the Company, effective immediately. The Company appointed its current Senior Vice President of Product Development Ryan Kearny as its Interim Executive Vice President of Product Development and Chief Technical Officer. Mr. Triebes is expected to remain in an advisory role with the Company until January 1, 2017. The Company expects to enter into a release and consulting arrangement with Mr. Triebes, and it will provide information relating to such arrangement in a subsequent filing with the Securities and Exchange Commission, as may be required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)

Date: September 6, 2016	By:	/s/ Scot Rogers
Scot Rogers
Executive Vice President and General Counsel